UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

   Date of report (Date of earliest event
                   reported)                         August 4, 2005



                            BEVERLY ENTERPRISES, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                      1-9550                  62-1691861
--------------------------------------------------------------------------------
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
     of Incorporation)              File Number)           Identification No.)


                 One Thousand Beverly Way
                   Fort Smith, Arkansas                      72919
--------------------------------------------------------------------------------
          (Address of Principal Executive Offices)         (Zip Code)


Registrant's telephone number including area code        (479) 201-2000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

     On August 4, 2005, Beverly Enterprises, Inc. (the "Company") issued a press release with financial statements and schedules that are attached hereto as exhibit 99.1. In the press release, the Company announced financial and operating results for the quarter ended June 30, 2005.

     The attached press release includes, among other things, references to the Company's performance in terms of EBITDA, which the Company defines as earnings from continuing operations before interest expense (including costs related to early extinguishments of debt), interest income, income taxes, depreciation and amortization. EBITDA margin is EBITDA as a percentage of revenues. EBITDA is commonly used by the Company's lenders and investors to assess its leverage capacity, debt service ability and liquidity, and the Company uses EBITDA to evaluate financial performance and to design incentive compensation for management. EBITDA is not considered a measure of financial performance under U.S. generally accepted accounting principles ("GAAP"), and the items excluded from EBITDA are significant components in understanding and assessing the Company's financial performance. EBITDA should not be considered as an alternative to net income, cash flows provided by or used in operating, investing or financing activities or other financial statement data presented in the Company's consolidated financial statements as an indicator of financial performance or liquidity. Since EBITDA is not a measure determined in accordance with GAAP and is thus susceptible to varying calculations, EBITDA, as presented, may not be comparable to other similarly titled measures of other companies.

     EBITDA has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of the Company's results as reported under GAAP. Some of these limitations are:

     o EBITDA does not reflect the Company's cash expenditures, or future requirements, for capital expenditures or contractual commitments;
     o EBITDA does not reflect changes in, or cash requirements for, the Company's working capital needs;
     o EBITDA does not reflect interest expense, or the cash requirements necessary to service interest or principal payments, on the Company's debt; and
     o although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA does not reflect any cash requirements for such replacements.

     Because of these limitations, EBITDA should not be considered as a measure of discretionary cash available to the Company to invest in the growth of its business. The Company compensates for these limitations by relying primarily on its GAAP results and using EBITDA only supplementally.


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


Item 9.01   Financial Statement, Pro Forma Financial Information and Exhibits.

      (a)     Exhibits

              Exhibit No.       Exhibit
              -----------       -------
                     99.1       Press Release


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


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 4, 2005              BEVERLY ENTERPRISES, INC.


                                    By: /s/Pamela H. Daniels
                                      ------------------------------------------
                                    Name:  Pamela H. Daniels
                                    Title: Senior Vice President, Controller and
                                           Chief Accounting Officer

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


                                  EXHIBIT INDEX

              Exhibit No.       Exhibit
              -----------       -------
                     99.1       Press Release


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